UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Xenith Bankshares, Inc. (the “Company”) held on May 3, 2012 (the “Annual Meeting”) the Company’s shareholders, upon recommendation of the Company’s Board of Directors, approved the Xenith Bankshares, Inc. 2012 Stock Incentive Plan (the “2012 Incentive Plan”). The terms and conditions of the 2012 Incentive Plan are described under “Proposal No. 2 — Approval of the 2012 Stock Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission on April 3, 2012 (the “2012 Proxy Statement”). The description of the 2012 Incentive Plan is incorporated herein by reference to the 2012 Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters listed below were submitted to a vote of the Company’s shareholders. Set forth below are the final voting results on each such matter.

1. Election of Directors. The Company’s Board of Directors, upon the recommendation of the Governance and Compensation Committee, nominated 12 individuals for election as directors of the Company, each to serve until the 2013 annual meeting of the Company’s shareholders and until their respective successors are elected and qualified. Each nominee was elected and the final results of the votes cast for, votes withheld and broker non-votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Larry L. Felton	6,989,171	22,430	2,219,434

Palmer P. Garson	6,985,796	25,805	2,219,434

Patrick D. Hanley	6,001,134	1,010,467	2,219,434

Peter C. Jackson	6,990,934	20,667	2,219,434

Brian D. Jones	6,990,796	20,805	2,219,434

T. Gaylon Layfield, III	6,989,723	21,878	2,219,434

Michael A. Mancusi	6,990,796	20,805	2,219,434

Malcolm S. McDonald	6,990,534	21,067	2,219,434

Robert J. Merrick	6,990,534	20,667	2,219,434

Scott A. Reed	6,990,796	20,805	2,219,434

Mark B. Sisisky	6,989,751	21,850	2,219,434

James E. Turner, Jr.	6,989,348	22,253	2,219,434

There were no abstentions in the voting for directors.

2. Approval of the 2012 Incentive Plan. The final results of the votes cast for and against, abstentions and broker non-votes in connection with the proposal to approve the 2012 Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,921,069	83,314	7,218	2,219,434

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The final results of the votes cast for and against and abstentions in connection with the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

Votes For	Votes Against	Abstentions

9,208,869	10,176	11,990

There were no broker non-votes in the ratification of the appointment of the independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

10.1	Xenith Bankshares, Inc. 2012 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 3, 2012 (File No. 000-53380))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2012

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Xenith Bankshares, Inc. 2012 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 3, 2012 (File No. 000-53380))